                                                                   EXHIBIT 10.33







                                   CPR SELECT



                        THE CORPORATEPLAN FOR RETIREMENT
                                   SELECT PLAN




                               ADOPTION AGREEMENT












                                 IMPORTANT NOTE

THIS DOCUMENT IS NOT AN IRS APPROVED PROTOTYPE PLAN. AN ADOPTING EMPLOYER MAY NOT RELY SOLELY ON THIS PLAN TO ENSURE THAT THE PLAN IS "UNFUNDED AND MAINTAINED PRIMARILY FOR THE PURPOSE OF PROVIDING DEFERRED COMPENSATION TO A SELECT GROUP OF MANAGEMENT OR HIGHLY COMPENSATED EMPLOYEES" AND EXEMPT FROM PARTS 2 THROUGH 4 OF TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 WITH RESPECT TO THE EMPLOYER'S PARTICULAR SITUATION. FIDELITY MANAGEMENT TRUST COMPANY, ITS AFFILIATES AND EMPLOYEES MAY NOT PROVIDE YOU WITH LEGAL ADVICE IN CONNECTION WITH THE EXECUTION OF THIS DOCUMENT. THIS DOCUMENT SHOULD BE REVIEWED BY YOUR ATTORNEY AND/OR ACCOUNT PRIOR TO EXECUTION.

                               ADOPTION AGREEMENT
                                    ARTICLE 1


1.01     PLAN INFORMATION

         (a)   NAME OF PLAN:

               This is the Cabot Microelectronics Corporation Supplemental Employee Retirement Plan (the "Plan")

         (b)   NAME OF PLAN ADMINISTRATOR, IF NOT THE EMPLOYER:

               -----------------------------------------------------------------

               Address:
                        --------------------------------------------------------

               Phone Number:
                            ----------------------------------------------------

               The Plan Administrator is the agent for service of legal process for the Plan.

         (c)   THREE DIGIT PLAN NUMBER:  002

         (d)   PLAN YEAR END (month/day):12/31

         (e)   PLAN STATUS (check one):

               (1) [X]  Effective Date of New Plan:  5/1/00

               (2) [ ]  Amendment Effective Date:
                                                --------------------------------

                        The Original Effective Date of the Plan:
                                                                ----------------

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1.02     EMPLOYER

         (a)  THE EMPLOYER IS:  Cabot Microelectronics Corporation
              Address:                  870 North Commons Drive
                                        Aurora, IL  60504
              Contact's Name:           Lynda Bessette
              Telephone Number:         630-375-5505

              (1) Employer's Tax Identification Number:  36-4324765

              (2) Business form of Employer (check one):

                  (A) [X] Corporation

                  (B) [ ] Sole proprietor or partnership

                  (C) [ ] Subchapter S Corporation

              (3) Employer's fiscal year end:  09/30

         (b) THE TERM "EMPLOYER" INCLUDES THE FOLLOWING RELATED EMPLOYER(S) (as defined in Section 2.01(a)(21)):

              ------------------------------------------------------------------

              ------------------------------------------------------------------

              ------------------------------------------------------------------

              ------------------------------------------------------------------

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1.03     COVERAGE

         (a) ONLY THOSE EMPLOYEES LISTED IN ATTACHMENT A WILL BE ELIGIBLE TO PARTICIPATE IN THE PLAN

         (b)  THE ENTRY DATE(S) SHALL BE (check one)

              (1) [ ]  the first day of each Plan Year.

              (2) [ ] the first day of each Plan Year and the date six months later.

              (3) [ ] the first day of each plan year and the fourth, seventh, and tenth months.

              (4) [X]  the first day of each month.

1.04     COMPENSATION

         FOR PURPOSES OF DETERMINING CONTRIBUTIONS UNDER THE PLAN, COMPENSATION SHALL BE AS DEFINED IN SECTION 2.01(A)(6), BUT EXCLUDING (check the appropriate box(es)):

         (a)  [X] Overtime Pay.

         (b)  [ ] Bonuses.

         (c)  [X] Commissions.

         (d) [X] The value of a qualified or non-qualified stock option granted to an Employee by the Employer to the extent such value is includable in the Employee's taxable income.

         (e)  [ ] No exclusions.

1.05     CONTRIBUTIONS

         (a) DEFERRAL CONTRIBUTIONS: THE EMPLOYER SHALL MAKE A DEFERRAL CONTRIBUTION IN ACCORDANCE WITH SECTION 4.01 ON BEHALF OF EACH PARTICIPANT WHO HAS AN EXECUTED SALARY REDUCTION AGREEMENT IN EFFECT WITH THE EMPLOYER FOR THE PLAN YEAR (OR PORTION OF THE PLAN
              YEAR) IN QUESTION, NOT TO EXCEED 4% OF COMPENSATION FOR THE PLAN YEAR.

         (b)  [ ]   MATCHING CONTRIBUTIONS

         (1) The Employer shall make a Matching Contribution on behalf of each Participant in an amount equal to the following percentage of a Participant's Deferral contributions during the Plan Year (check one):

              (A) [ ]  50%

              (B) [ ] 100%

              (C) [ ] _____%

              (D) [ ] (Tiered Match) _____% of the first _____% of the
                      Participant's Compensation contributed to the Plan,

                      _____% of the next _____% of the Participant's Compensation contributed to the Plan,

                      _____% of the next _____% of the Participant's Compensation contributed to the Plan.

              (E) [ ] The percentage declared for the year, if any, by a Board of Directors' resolution

              (F) [ ] Other:
                            ----------------------------------------------------

                            ----------------------------------------------------

                            ----------------------------------------------------

         (2)  [ ] Matching Contribution Limits (check the appropriate box(es)):

                  (A) [ ] Deferral Contributions in excess of _____% of the
                          Participant's Compensation for the period in question shall not be considered for Matching Contributions.

                  Note: If the Employer elects a percentage limit in (A) above and requests the Trustee to account separately for matched and unmatched Deferral Contributions, the Matching Contributions allocated to each Participant must be computed, and the percentage limit applied, based upon each period.

                  (B) [ ] Matching Contributions for each Participant for each
                          Plan Year shall be limited to $__________.

         (3)  Eligibility Requirement(s) for Matching Contributions

              A Participant who makes Deferral Contributions during the Plan Year under Section 1.05(a) shall be entitled to Matching Contributions for that Plan Year if the Participant satisfies the following requirement(s) (Check the appropriate box(es). Options
              (B) and (C) may not be elected together.):

              (A) [ ] Is employed by the Employer on the last day of the Plan
                      Year.

              (B) [ ] Earns at least 500 Hours of Service during the Plan Year.

              (C) [ ] Earns at least 1,000 Hours of service during the Plan
                      Year.

              (D) [ ] No requirements

              Note: If option (A), (B) or (C) above is selected then Matching Contributions can only be MADE by the Employer AFTER the Plan Year ends. Any Matching Contributions made before Plan Year end shall not be subject to the eligibility requirements of this Section 1.05(b)(3).

1.06     DISTRIBUTION DATES

         A participant may elect to receive a distribution or commence distributions from his Account pursuant to Section 8.02 upon the following date(s) (check the appropriate box(es). If Option (c) is elected, then options (a) and (b) may not be elected):

         (a) [ ] ATTAINMENT OF NORMAL RETIREMENT AGE. NORMAL RETIREMENT AGE UNDER THE PLAN IS (check one).

                  (1) [ ] age 65.

                  (2) [ ] age _____ (specify from 55 through 64).

                  (3) [ ] later of the age _____ (cannot exceed 65) or the fifth anniversary of the Participant's Commencement Date

         (b) [ ] ATTAINMENT OF EARLY RETIREMENT AGE. EARLY RETIREMENT AGE IS THE FIRST DAY OF THE MONTH AFTER THE PARTICIPANT ATTAINS AGE _____ (SPECIFY 55 OR GREATER) AND COMPLETES _____ YEARS OF SERVICE FOR VESTING.

         (c)  [ ] TERMINATION OF EMPLOYMENT WITH THE EMPLOYER.

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1.07     VESTING SCHEDULE

         (a) THE PARTICIPANT'S VESTED PERCENTAGE IN MATCHING CONTRIBUTIONS ELECTED IN SECTION 1.05(A) SHALL BE BASED UPON THE SCHEDULE(S) SELECTED BELOW:

              (1) [ ]  N/A - No Matching Contributions
              (2) [X]  100% Vesting immediately
              (3) [ ]  3 year cliff (see C below)
              (4) [ ]  5 year cliff (see D below)
              (5) [ ]  6 year graduated (see E below)
              (6) [ ]  7 year graduated (see F below)
              (7) [ ]  G below
              (8) [ ]  Other (Attachment "B")




YEARS OF SERVICE FOR
       VESTING                C           D           E          F         G
--------------------     --------      ------       ------    ------    ------
          0                   0%          0%          0%         0%       ___
          1                   0%          0%          0%         0%       ___
          2                   0%          0%         20%         0%       ___
          3                 100%          0%         40%        20%       ___
          4                 100%          0%         60%        40%       ___
          5                 100%        100%         80%        60%       ___
          6                 100%        100%        100%        80%       ___
          7                 100%        100%        100%       100%      100%



         (b)  [ ] YEARS OF SERVICE FOR VESTING SHALL EXCLUDE (check one):

                  (1) [ ] for new plans, service prior to the Effective date as defined in Section 1.01(e)(1).

                  (2) [ ] for existing plans converting from another plan
                          document, service prior to the original Effective Date as defined in section 1.01(e)(2).

         (c) [ ] A PARTICIPANT WILL FORFEIT HIS MATCHING CONTRIBUTIONS UPON THE OCCURRENCE OF THE FOLLOWING EVENT(S):
                                                       -------------------------

                                   ---------------------------------------------

                                   ---------------------------------------------

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         (d)  A PARTICIPANT WILL BE 100% VESTED IN HIS MATCHING CONTRIBUTIONS
              UPON (check the appropriate box(es), if any):

              (1) [ ] Normal Retirement Age (as defined in Section 1.06(a)).

              (2) [ ] Early Retirement Age (as defined in Section 1.06(b)).

              (3) [ ] Death.


1.08     PREDECESSOR EMPLOYER SERVICE

         [X] SERVICE FOR PURPOSES OF VESTING IN SECTION 1.07(a) SHALL INCLUDE SERVICE WITH THE FOLLOWING EMPLOYER(S):

         (a)  CABOT CORPORATION

         (b)  RIPPE CORPORATION

         (c)
             -------------------------------------------------------------------

         (d) -------------------------------------------------------------------

1.09     HARDSHIP WITHDRAWALS

         PARTICIPANT WITHDRAWALS FOR HARDSHIP PRIOR TO TERMINATION OF EMPLOYMENT (check one):

         (a) [ ] WILL BE ALLOWED IN ACCORDANCE WITH SECTION 7.07, SUBJECT TO A $________ MINIMUM AMOUNT. (MUST BE AT LEAST $1,000)

         (b)  [X] WILL NOT BE ALLOWED.

1.10     DISTRIBUTIONS

         SUBJECT TO ARTICLES 7 AND 8, DISTRIBUTIONS UNDER THE PLAN WILL BE PAID (check the appropriate box(es)):

         (a)  [X] AS A LUMP SUM.

         (b) [ ] UNDER A SYSTEMATIC WITHDRAWAL PLAN (INSTALLMENTS) NOT TO EXCEED 10 YEARS.

1.11     INVESTMENT DECISIONS

         (a)  [ ] INVESTMENT DIRECTIONS

                  INVESTMENTS IN WHICH THE ACCOUNTS OF PARTICIPANTS SHALL BE TREATED AS INVESTED AND REINVESTED SHALL BE DIRECTED (check one):

                  (1) [ ] by the Employer among the options listed in (b) below.

                  (2) [X] by each Participant among the options listed in (b)
                          below.

                  (3) [ ] by each Participant with respect to deferral Contributions and by the Employer with respect to Employer Matching Contributions. The Employer must direct the Employer Matching Contributions among the same investment options made available for Participant directed sources listed in (b) below.

         (b)      PLAN INVESTMENT OPTIONS

                  PARTICIPANT ACCOUNTS WILL BE TREATED AS INVESTED AMONG THE FIDELITY FUNDS LISTED BELOW PURSUANT TO PARTICIPANT AND/OR EMPLOYER DIRECTIONS.


                                          FUND NAME                                     FUND NUMBER
                      ----------------------------------------------------------        -----------
                  (1) Fidelity Diversified International Fund                               0325
                  (2) Fidelity Fund                                                         0003
                  (3) Fidelity Institutional Short-Intermediate Government Fund             0662
                  (4) Fidelity Low-Priced Stock Fund                                        0316
                  (5) Fidelity Retirement Money Market Portfolio                            0630
                  (6) Fidelity Freedom Funds                                              369-373
                  (7) Fidelity Equity Income II Fund                                        0319
                  (8) Fidelity Fifty Fund                                                   500
                  (9) Fidelity Aggressive Growth Fund                                       324
                  (10)Fidelity Balanced Fund                                               0304*



                  Note: An additional annual recordkeeping fee will be charged for each fund in excess of five funds.
                  Note: The method and frequency for change of investments will be determined under the rules applicable to the selected funds. Information will be provided regarding expenses, if any, for changes in investment options.
                  *Effective Date: 1/15/2002

1.12     RELIANCE ON PLAN

         An adopting Employer may not rely solely on this Plan to ensure that the Plan is "unfunded and maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" and exempt from Parts 2 through 4 of Title I of the Employee Retirement Income Security Act of 1974 with respect to the Employer's particular situation. This Agreement must be reviewed by your attorney and/or accountant before it is executed.

         This Adoption Agreement may be used only in conjunction with the CORPORATEPLAN for Retirement Select Basic Plan Document.

                                 EXECUTION PAGE
                                (FIDELITY'S COPY)


IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this 10th day of January, 2000.


                                    Employer   Cabot Microelectronics
                                               ---------------------------------
                                    By         /s/ William C. McCarthy
                                               ---------------------------------
                                    Title      Chief Financial Officer
                                               ---------------------------------



                                    Employer
                                               ---------------------------------
                                    By
                                               ---------------------------------
                                    Title
                                               ---------------------------------

                                 EXECUTION PAGE
                                (EMPLOYER'S COPY)


IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this 10th day of January, 2000.


                                    Employer   Cabot Microelectronics
                                               ---------------------------------
                                    By         /s/ William C. McCarthy
                                               ---------------------------------
                                    Title      Chief Financial Officer
                                               ---------------------------------



                                    Employer
                                               ---------------------------------
                                    By
                                               ---------------------------------
                                    Title
                                               ---------------------------------

                                  ATTACHMENT A


Pursuant to Section 1.03(a), the following are the employees who are eligible to participate in the Plan as of the Effective Date:


                                 McCarthy, William C.
                                 Neville, Matthew
                                 Pike, Daniel J.
                                 Yu, Chris C,
                                 Zwicker, Bruce M.

Additional employees may become eligible to participate in the Plan after the effective Date, upon exceeding the compensation limits under the qualified Cabot Microelectronics Corporation 401(k) Plan.


Fidelity Management Trust Company             Cabot Microelectronics Corporation

                                              /s/ William C. McCarthy
----------------------------------            ----------------------------------

By:                                           By: William C. McCarthy
   -------------------------------               -------------------------------
Its:                                          Its: Chief Financial Officer
    ------------------------------                ------------------------------
Dated:                                        Dated: April 17, 2000
      ----------------------------                  ----------------------------

                                  ATTACHMENT B


Pursuant to Section 1.05, the following are the employees who will have an Opening Balance in the Plan as a result of the transfer of balances from the Cabot SERPs and/or the Cabot Deferred Compensation Plan:

              Vlasta Brusic
              Frank B. Kaufman
              William C. McCarthy
              Matthew Neville
              Daniel J. Pike
              Chris C. Yu
              Bruce M. Zwicker

Pursuant to Section 1.06, the following Employees' Opening Balance attributable to the transfer of the Cabot Deferred Compensation Plan balances have elected the following distribution election dates of their Opening Balance. All other Opening Balances shall be paid in accordance with 1.07(c).

              Vlasta Brusic           January 1, 2002
              Frank B. Kaufman        January 2, 2005
              Matthew Neville         January 1, 2008


Fidelity Management Trust Company           Cabot Microelectronics Corporation

                                            /s/ William C. McCarthy
----------------------------                ------------------------------------
By:                                         By: William C. McCarthy
   -------------------------                   ---------------------------------
Its:                                        Its: Chief Financial Officer
    ------------------------                    --------------------------------
Dated:                                      Dated:   April 17, 2000
      ----------------------                      ------------------------------

                                  ATTACHMENT C


ADOPTION AGREEMENT INSERT: WE ARE ADDING THE FOLLOWING SECTION 1.05 OF THE ADOPTION AGREEMENT IMMEDIATELY AFTER SECTION (c):


"Anything contained in this adoption Agreement or the Plan to which it relates to the contrary notwithstanding, with respect to any participant in this Plan who was a participant in the Cabot Corporation Deferred Compensation Plan and whose benefits under the Cabot Corporation Deferred Compensation Plan have been transferred to this Plan, the value of such transferred benefits shall be paid to such participant in a lump sun at the time specified by such Participant in the applicable form completed by the Participant prior to the transfer of such benefits to this plan."


BASIC PLAN DOCUMENT INSERTS: WE ARE ADDING THE FOLLOWING PROVISIONS:

1.       Added as the Final Sentence of Section 4.01:

2.       New Section 4.04:

         4.04. Each Participant's Account shall be credited with a percentage of such Participant's Compensation earned in each Plan Year, such percentage to be determined by the Employer in its sole discretion. In addition, upon a Participant's commencement of participation in the Plan, the Employer may cause additional amounts to be credited to the Account of such Participant as it shall in its discretion determine (any such additional amounts, an "Opening Account Balance").

3.       New Section 8.05:

         8.05 Notwithstanding any other provision of the Plan, different or additional rules of distribution may apply to Opening Account Balances.




Fidelity Management Trust Company           Cabot Microelectronics Corporation

                                            /s/ William C. McCarthy
------------------------                    ------------------------------------
By:                                         By: William C. McCarthy
   ---------------------                       ---------------------------------
Its:                                        Its: Chief Financial Officer
    --------------------                        --------------------------------
Dated:                                      Dated:  April 17, 2000
      ------------------                          ------------------------------